                                   EXHIBIT (Q)

                        Power of Attorney and Resolutions

                                POWER OF ATTORNEY

      The  undersigned  does hereby  appoint  Robert E. Belknap and Elizabeth A.
Larson, and each of them severally,  his true and lawful attorneys to execute in his name, place and stead (whether on behalf of The Legacy Funds,  Inc. or as an officer  or  trustee  thereof)  Post-Effective  Amendment  No. 3 and any and all further  amendments to Registration  Statement No. 811-09495 on Form N-1A and to
file the same,  with any  exhibits  thereto,  with the  Securities  and Exchange
Commission; each of said attorneys shall have the power to act hereunder with or without the others.

                    Signature                                 Date

   /s/ ROBERT E. BELKNAP
-------------------------------------------------      December 12, 2002
               (Robert E. Belknap)

   /s/ ELIZABETH A. LARSON
-------------------------------------------------      December 12, 2002
              (Elizabeth A. Larson)

   /s/ THOMAS O. BOUCHER, JR.
-------------------------------------------------      December 12, 2002
            (Thomas O. Boucher, Jr.)

   /s/ BARNABAS B.B. BREED
-------------------------------------------------      December 12, 2002
              (Barnabas B.B. Breed)

   /s/ THEODORE F. ELLS
-------------------------------------------------      December 12, 2002
               (Theodore F. Ells)

   /s/ WILLIAM J. McDONOUGH, JR.
-------------------------------------------------      December 12, 2002
            (William J. McDonough, Jr.

                             THE LEGACY FUNDS, INC.
                             Secretary's Certificate

      The undersigned Elizabeth A. Larson,  Secretary of The Legacy Funds, Inc.,
a Delaware trust (the "Trust"), hereby certifies that:

      Attached hereto is a true and correct copy of a resolution duly adopted by the Board of Trustees of the Trust at a meeting of the Board of  Trustees,  held on December 12, 2002,  which was duly called and held, and at which a quorum was present and acting throughout,  which resolution has not been modified,  amended or rescinded and is in full force and effect on the date hereof.

      IN  WITNESS  WHEREOF,  the  undersigned  has  hereunto  set her  hand  and delivered this certificate this 12th day of December, 2002.

                                                    /s/ ELIZABETH A. LARSON
                                               ---------------------------------
                                               Elizabeth A. Larson
                                               Secretary

                                   RESOLUTION

           Adopted by the Board of Trustees of The Legacy Funds, Inc.
                              on December 12, 2002

      RESOLVED,  that each  officer and trustee of the Trust who may be required to execute such  Post-Effective  Amendment and any and all further amendments to the Registration Statement (whether on behalf of the Trust or in his capacity as an officer or trustee of the Trust), be and each of them hereby is authorized to execute  and  deliver  a power of  attorney  appointing  Robert E.  Belknap  and
Elizabeth  Larson,  and each of them severally,  his true and lawful attorney in fact to execute in his name,  place and stead (whether on behalf of the Trust or in his  capacity  as an officer or  trustee  of the Trust)  such  Post-Effective
Amendment to the Registration Statement,  each of such attorneys in fact to have power to act with or without the other.